Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 5,

INCREMENTAL ASSUMPTION AGREEMENT

and

REFINANCING FACILITY AGREEMENT

dated as of May 30, 2018

relating to the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of June 4, 2014,

among

TRANSDIGM INC.,

TRANSDIGM GROUP INCORPORATED,

THE SUBSIDIARIES OF TRANSDIGM INC. FROM TIME TO TIME PARTY THERETO,

THE LENDERS PARTY THERETO

and

CREDIT SUISSE AG,

as Administrative Agent and Collateral Agent

CREDIT SUISSE LOAN FUNDING LLC,

CITIGROUP GLOBAL MARKETS INC.,

BARCLAYS BANK PLC,

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

GOLDMAN SACHS LENDING PARTNERS LLC,

HSBC SECURITIES (USA) INC.,

JPMORGAN CHASE BANK, N.A.,

KKR CAPITAL MARKETS LLC,

MORGAN STANLEY SENIOR FUNDING, INC.,

PNC BANK, NATIONAL ASSOCIATION

and

RBC CAPITAL MARKETS,

as Joint Lead Arrangers and Joint Bookrunners

[CS&M Ref. No. 5865-797]

AMENDMENT NO. 5, INCREMENTAL ASSUMPTION AGREEMENT AND REFINANCING FACILITY AGREEMENT dated as of May 30, 2018 (this “Agreement”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 4, 2014 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and as amended hereby, the “Amended Credit Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party thereto, the lenders party thereto, and CREDIT SUISSE AG, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”).

A.    The Borrower has requested that (i) the Persons set forth on Schedule I hereto (the “Tranche E Refinancing Term Lenders”) make Refinancing Term Loans to the Borrower in an aggregate principal amount of $1,322,016,369.26 (the “Tranche E Refinancing Term Loans”) on the Amendment No. 5 Effective Date (as defined below), (ii) the Persons set forth on Schedule I hereto (the “Tranche E Incremental Term Lenders” and, together with the Tranche E Refinancing Term Lenders, the “New Tranche E Term Lenders”) make Incremental Term Loans to the Borrower in an aggregate principal amount of $933,007,785.32 (the “Tranche E Incremental Term Loans”, and together with the Tranche E Refinancing Term Loans, the “New Tranche E Term Loans”) on the Amendment No. 5 Effective Date, (iii) the Persons set forth on Schedule I hereto (the “New Tranche F Term Lenders” and, together with the New Tranche E Term Lenders, the “2018 New Term Lenders”) make Refinancing Term Loans to the Borrower in an aggregate principal amount of $3,577,740,539.00 (the “New Tranche F Term Loans” and, together with the New Tranche E Term Loans, the “2018 New Term Loans”) on the Amendment No. 5 Effective Date, (iv) the final maturity date of the Revolving Credit Commitments be extended to the Extended Revolving Credit Maturity Date (as defined herein) (each Dollar Revolving Credit Lender that consents to such extension, a “Consenting Dollar Revolving Credit Lender” and each Multicurrency Revolving Credit Lender that consents to such extension, a “Consenting Multicurrency Revolving Credit Lender”; the Consenting Dollar Revolving Credit Lenders and the Consenting Multicurrency Revolving Credit Lenders, collectively, the “Consenting Revolving Credit Lenders”), (v) the Persons set forth on Schedule I hereto (the “Additional Revolving Credit Lenders”) provide Incremental Revolving Credit Commitments (x) in the form of additional Dollar Revolving Credit Commitments in an aggregate amount of $38,564,150.00 (the “Additional Dollar Revolving Credit Commitments”) and (y) in the form of additional Multicurrency Revolving Credit Commitments in an aggregate amount of $11,435,850.00 (the “Additional Multicurrency Revolving Credit Commitments” and, together with the Additional Dollar Revolving Credit Commitments, the “Additional Revolving Credit Commitments”), and (vi) certain provisions of the Credit Agreement be amended as set forth herein.

B.    The 2018 New Term Lenders are willing to make the 2018 New Term Loans to the Borrower, the Consenting Revolving Credit Lenders are willing to extend the maturity date of their Revolving Credit Commitments and the Additional Revolving Credit Lenders are willing to provide the Additional Revolving Credit Commitments, in each case on the Amendment No. 5 Effective Date, and the Lenders party hereto, constituting the Required Lenders, are willing to amend the Credit Agreement as provided for herein, in each case, on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings given to them in the Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. As used herein, the term “2018 Transactions” means, collectively, (a) the execution, delivery and performance by each Loan Party of this Agreement, (b) the Borrowing of the 2018 New Term Loans hereunder and the use of the proceeds thereof in accordance with the terms of the Credit Agreement and this Agreement, (c) the repayment in full of the outstanding Tranche E Term Loans, together with all accrued and unpaid interest thereon (the “Tranche E Refinancing”), (d) the repayment in full of the outstanding Tranche F Term Loans, together with all accrued and unpaid interest thereon (the “Tranche F Refinancing”), (e) the extension of the maturity date of the Revolving Credit Commitments of the Consenting Revolving Credit Lenders, (f) the establishment of the Additional Revolving Credit Commitments pursuant hereto and (g) the payment of fees and expenses incurred in connection with the foregoing (the “Transaction Costs”).

SECTION 2. New Term Loan Commitments. (a) Each Tranche E Refinancing Term Lender hereby agrees, severally and not jointly, on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein, to make Tranche E Refinancing Term Loans to the Borrower on the Amendment No. 5 Effective Date in an aggregate principal amount not to exceed the amount set forth opposite such Tranche E Refinancing Term Lender’s name on Schedule I hereto under the heading “Tranche E Refinancing Term Loan Commitment”. Amounts borrowed under this Section 2(a) and repaid or prepaid may not be reborrowed.

(b) Each Tranche E Incremental Term Lender hereby agrees, severally and not jointly, on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein, to make Tranche E Incremental Term Loans to the Borrower on the Amendment No. 5 Effective Date in an aggregate principal amount not to exceed the amount set forth opposite such Tranche E Incremental Term Lender’s name on Schedule I hereto under the heading “Tranche E Incremental Term Loan Commitment”. Amounts borrowed under this Section 2(b) and repaid or prepaid may not be reborrowed.

(c) Each New Tranche F Term Lender hereby agrees, severally and not jointly, on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein, to make New Tranche F Term Loans to the Borrower on the Amendment No. 5 Effective Date in an aggregate principal amount not to exceed the amount set forth opposite such New Tranche F Term Lender’s name on Schedule I hereto under the heading “New Tranche F Term Loan Commitment”. Amounts borrowed under this Section 2(c) and repaid or prepaid may not be reborrowed.

(d) Unless the context shall otherwise require, (i) the Tranche E Refinancing Term Loans and the New Tranche F Term Loans shall constitute “Refinancing Term Loans” and the Tranche E Refinancing Term Lenders and the New Tranche F Term Lenders shall constitute “Refinancing Term Lenders” and “Lenders” and (ii) the Tranche E Incremental Term Loans shall constitute “Incremental Term Loans” and the Tranche E Incremental Term Lenders shall constitute “Incremental Term Lenders” and “Lenders”, in each case for all purposes of the Amended Credit Agreement and the other Loan Documents.

(e) From and after the Amendment No. 5 Effective Date, the Tranche E Refinancing Term Loans and the Tranche E Incremental Term Loans shall constitute a single Class of Term Loans under the Amended Credit Agreement, being referred to therein as the “Tranche E Term Loans”.

(f) The proceeds of the New Tranche E Term Loans shall be used (i) to finance the Tranche E Refinancing, (ii) to finance a portion of the Tranche F Refinancing, (iii) for other general corporate purposes of the Borrower, including to fund Permitted Acquisitions and other Investments and (iv) to pay Transaction Costs.

(g) The proceeds of the New Tranche F Term Loans shall be used solely (i) to finance the Tranche F Refinancing and (ii) to pay Transaction Costs.

(h) Unless previously terminated, the commitments of the 2018 New Term Lenders pursuant to Sections 2(a), (b) and (c) shall terminate upon the making of the 2018 New Term Loans on the Amendment No. 5 Effective Date.

(i) The initial Interest Period with respect to the New Tranche E Term Loans and the New Tranche F Term Loans shall be the Interest Period set forth in the applicable notice of borrowing delivered by the Borrower to the Administrative Agent pursuant to Section 5(d) of this Agreement.

SECTION 3. Extension of Revolving Credit Commitments. Effective as of the Amendment No. 5 Effective Date, subject to the conditions set forth herein and in the Amended Credit Agreement:

(a)    (i) Each Consenting Dollar Revolving Credit Lender shall be an Extended Dollar Revolving Credit Lender under and as defined in the Amended Credit Agreement, and its Dollar Revolving Credit Commitment and Dollar Revolving Loans shall be an Extended Dollar Revolving Credit Commitment and Extended

Dollar Revolving Loans thereunder, respectively, and (ii) each Consenting Multicurrency Revolving Credit Lender shall be an Extended Multicurrency Revolving Credit Lender under and as defined in the Amended Credit Agreement, and its Multicurrency Revolving Credit Commitment and Multicurrency Revolving Loans shall be an Extended Multicurrency Revolving Credit Commitment and Extended Multicurrency Revolving Loans thereunder, respectively.

(b)    (i) Each Dollar Revolving Credit Lender that is not a Consenting Dollar Revolving Credit Lender shall be a Non-Extended Dollar Revolving Credit Lender under and as defined in the Amended Credit Agreement, and its Dollar Revolving Credit Commitment and Dollar Revolving Loans shall be redesignated as a Non-Extended Dollar Revolving Credit Commitment and Non-Extended Dollar Revolving Loans thereunder, respectively, and (ii) each Multicurrency Revolving Credit Lender that is not a Consenting Multicurrency Revolving Credit Lender shall be a Non-Extended Multicurrency Revolving Credit Lender under and as defined in the Amended Credit Agreement, and its Multicurrency Revolving Credit Commitment and Multicurrency Revolving Loans shall be redesignated as a Non-Extended Multicurrency Revolving Credit Commitment and Non-Extended Multicurrency Revolving Loans thereunder, respectively.

(c)    For the avoidance of doubt, all Revolving Loans and Letters of Credit outstanding as of the Amendment No. 5 Effective Date shall remain outstanding.

(d) The Borrower and any Revolving Credit Lender may, at any time, agree to convert all or any portion of the Non-Extended Dollar Revolving Credit Commitment (such term and each other capitalized term used in this Section 3(d) having the meaning assigned thereto in the Amended Credit Agreement) or Non-Extended Multicurrency Revolving Credit Commitment of such Revolving Credit Lender into an Extended Dollar Revolving Credit Commitment or Extended Multicurrency Revolving Credit Commitment, respectively (and any Revolving Loans outstanding in respect thereof into Extended Dollar Revolving Loans or Extended Multicurrency Revolving Loans, as the case may be), pursuant to procedures reasonably satisfactory to the Agent.

(e)    On the Amendment No. 5 Effective Date, immediately following the transactions contemplated by this Section 3, the Non-Extended Dollar Revolving Credit Commitments and the Non-Extended Multicurrency Revolving Credit Commitments shall automatically be terminated in full and, in connection with such termination, the reallocation of the participations of the Extended Dollar Revolving Credit Lenders with respect to Dollar Letters of Credit and of the Extended Multicurrency Revolving Credit Lenders with respect to Multicurrency Letters of Credit and Swingline Loans, if any, contemplated by Sections 2.22(h) and 2.23(m) of the Credit Agreement shall be effected in accordance with the terms thereof.

SECTION 4. Revolving Commitment Increase.

(a) Each Additional Revolving Credit Lender hereby agrees, severally and not jointly, on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement, to provide an Additional Dollar Revolving Credit Commitment and an Additional Multicurrency Revolving Credit Commitment to the Borrower on the Amendment No. 5 Effective Date, in each case, in an amount equal to the amount set forth opposite such Additional Revolving Credit Lender’s name on Schedule I hereto under the heading “Additional Dollar Revolving Credit Commitment” and “Additional Multicurrency Revolving Credit Commitment”, respectively.

(b) The Additional Revolving Credit Lenders shall constitute “Extended Dollar Revolving Credit Lenders” and “Extended Multicurrency Revolving Credit Lenders”, the Additional Dollar Revolving Credit Commitments shall constitute “Extended Dollar Revolving Credit Commitments”, and the loans made thereunder shall constitute “Extended Dollar Revolving Loans”, and the Additional Multicurrency Revolving Credit Commitments shall constitute “Extended Multicurrency Revolving Credit Commitments”, and the loans made thereunder shall constitute “Extended Multicurrency Revolving Loans”, in each case for all purposes of the Amended Credit Agreement and the other Loan Documents.

(c) (i) Upon the effectiveness of the Additional Dollar Revolving Credit Commitments, each Dollar Revolving Credit Lender immediately prior to such effectiveness will automatically and without further act be deemed to have assigned to each Additional Revolving Credit Lender, and each such Additional Revolving Credit Lender will automatically and without further act be deemed to have assumed, a portion of such Dollar Revolving Credit Lender’s participations under the Amended Credit Agreement in outstanding Dollar Letters of Credit such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations under the Amended Credit Agreement in Dollar Letters of Credit held by each Dollar Revolving Credit Lender (including each such Additional Revolving Credit Lender) will equal such Lender’s Pro Rata Percentage and (ii) if, immediately prior to the Amendment No. 5 Effective Date, there are any Dollar Revolving Loans outstanding, such Dollar Revolving Loans shall, upon the effectiveness of the Additional Dollar Revolving Credit Commitments, be prepaid from the proceeds of additional Dollar Revolving Loans made under the Amended Credit Agreement (reflecting the increase in the Total Dollar Revolving Credit Commitment), which prepayment shall be accompanied by accrued interest on the Dollar Revolving Loans being prepaid and any costs incurred by any Dollar Revolving Credit Lender in accordance with Section 2.15 of the Amended Credit Agreement.

(d) (i) Upon the effectiveness of the Additional Multicurrency Revolving Credit Commitments, each Multicurrency Revolving Credit Lender immediately prior to such effectiveness will automatically and without further act be deemed to have assigned to each Additional Revolving Credit Lender, and each such

Additional Revolving Credit Lender will automatically and without further act be deemed to have assumed, a portion of such Multicurrency Revolving Credit Lender’s participations under the Amended Credit Agreement in outstanding Multicurrency Letters of Credit and, if applicable, Swingline Loans, such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations under the Amended Credit Agreement in Multicurrency Letters of Credit and Swingline Loans held by each Multicurrency Revolving Credit Lender (including each such Additional Revolving Credit Lender) will, in each case, equal such Lender’s Pro Rata Percentage and (ii) if, immediately prior to the Amendment No. 5 Effective Date, there are any Multicurrency Revolving Loans outstanding, such Multicurrency Revolving Loans shall, upon the effectiveness of the Additional Multicurrency Revolving Credit Commitments, be prepaid from the proceeds of additional Multicurrency Revolving Loans made under the Amended Credit Agreement (reflecting the increase in the Total Multicurrency Revolving Credit Commitment), which prepayment shall be accompanied by accrued interest on the Multicurrency Revolving Loans being prepaid and any costs incurred by any Multicurrency Revolving Credit Lender in accordance with Section 2.15 of the Amended Credit Agreement.

SECTION 5. Amendments to Credit Agreement. Effective as of the Amendment No. 5 Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“Amendment No. 5” means Amendment No. 5, Incremental Assumption Agreement and Refinancing Facility Agreement dated as of May 30, 2018, relating to this Agreement.

“Amendment No. 5 Effective Date” has the meaning assigned to such term in Amendment No. 5.

“Non-Accepting Lender” has the meaning assigned to such term in Section 2.25(d).

(b) Clause (b) of the definition of the term “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) with respect to Tranche E Term Loans, Tranche F Term Loans and Tranche G Term Loans, (i) for Eurocurrency Loans, 2.50% per annum, and (ii) for ABR Loans, 1.50% per annum; and”.

(c) The definition of the term “ EURIBO Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso immediately following the words “equivalent to such Interest Period” therein:

“; provided that if such rate is not available at such time for any reason, then the “EURIBO Rate” for such Interest Period shall be a comparable successor rate that is, at such time, broadly accepted by the syndicated loan market for loans denominated in Euro in lieu of the “EURIBO Rate” or, if no such broadly accepted comparable successor rate exists at such time, a successor index rate as the Agent may determine (giving due consideration to any evolving or then existing convention for similar Euro denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “EURIBO Successor Rate”)), and such EURIBO Successor Rate shall become effective at 5:00 p.m. (New York City time) on the fifth Business Day after the Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Agent written notice that such Required Lenders do not accept such amendment (provided that the foregoing proviso shall not apply with respect to the Non-Extended Revolving Loans)”

(d) The last sentence of the term “Extended Dollar Revolving Credit Commitment” set forth in Section 1.01 of the Credit Agreement is deleted in its entirety and replaced with the following:

“The aggregate amount of the Extended Dollar Revolving Credit Commitments on the Amendment No. 5 Effective Date is $500,616,709.19.”

(e) The last sentence of the term “Extended Multicurrency Revolving Credit Commitment” set forth in Section 1.01 of the Credit Agreement is deleted in its entirety and replaced with the following:

“The aggregate amount of the Extended Multicurrency Revolving Credit Commitments on the Amendment No. 5 Effective Date is $99,383,290.82.”

(f) The definition of the term “Extended Revolving Credit Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Extended Revolving Credit Maturity Date” means December 28, 2022, provided that if on any date prior to December 28, 2022 (any such date, a “Reference Date”), any of (x) the Borrower’s 5.50% Senior Subordinated Notes due 2020, (y) the 2014 Senior Subordinated Notes or (z) any Indebtedness (“Refinanced Indebtedness”) incurred to refinance or otherwise extend the maturity date of the Borrower’s 5.50% Senior Subordinated Notes due 2020, the 2014 Senior Subordinated Notes or other Refinanced Indebtedness, is outstanding and scheduled to mature or similarly become due on or prior to the date that is sixty days after the Reference Date, the Revolving Credit Maturity Date shall instead be the

Reference Date; provided, further, that, in each case, if any such day is not a Business Day, the Revolving Credit Maturity Date shall be the Business Day immediately preceding such day.

(g) The definition of the term “ LIBO Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso immediately following the words “equal to such Interest Period” therein:

“; provided that if such rate is not available at such time for any reason, then the “LIBO Rate” for such Interest Period shall be a comparable successor rate that is, at such time, broadly accepted by the syndicated loan market for loans denominated in the applicable currency in lieu of the “LIBO Rate” or, if no such broadly accepted comparable successor rate exists at such time, a successor index rate as the Agent may determine (giving due consideration to any evolving or then existing convention for similar syndicated credit facilities denominated in such currency for such alternative benchmarks (any such proposed rate, a “LIBO Successor Rate”)), and such LIBO Successor Rate shall become effective at 5:00 p.m. (New York City time) on the fifth Business Day after the Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Agent written notice that such Required Lenders do not accept such amendment (provided that the foregoing proviso shall not apply with respect to the Tranche G Term Loans and the Non-Extended Revolving Loans)”

(h) The last sentence of the term “Non-Extended Dollar Revolving Credit Commitment” set forth in Section 1.01 of the Credit Agreement is deleted in its entirety and replaced with the following:

“The aggregate amount of the Non-Extended Dollar Revolving Credit Commitments on the on the Amendment No. 5 Effective Date is $0.00.”

(i) The last sentence of the term “Non-Extended Multicurrency Revolving Credit Commitment” set forth in Section 1.01 of the Credit Agreement is deleted in its entirety and replaced with the following:

“The aggregate amount of the Non-Extended Multicurrency Revolving Credit Commitments on the Amendment No. 5 Effective Date is $0.00.”

(j) The definition of the term “Non-Extended Revolving Credit Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Non-Extended Revolving Credit Maturity Date” means February 28, 2020.

(k) Clause (7) of the definition of the term “Permitted Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “$150,000,000” therein with “the greater of (a) $150,000,000, and (b) 9% of the Consolidated EBITDA of the Borrower for the most recently ended period of four fiscal quarters for which financial statements have been delivered pursuant to Section 5.01(a) or (b)”.

(l) Clause (11) of the definition of the term “Permitted Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “$150,000,000” therein with “the greater of (a) $150,000,000, and (b) 9% of the Consolidated EBITDA of the Borrower for the most recently ended period of four fiscal quarters for which financial statements have been delivered pursuant to Section 5.01(a) or (b)”.

(m) Clause (12) of the definition of the term “Permitted Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “4.25 to 1.00” therein with “5.00 to 1.00”.

(n) Clause (14) of the definition of the term “Permitted Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “$150,000,000” therein with “the greater of (a) $250,000,000, and (b) 15% of the Consolidated EBITDA of the Borrower for the most recently ended period of four fiscal quarters for which financial statements have been delivered pursuant to Section 5.01(a) or (b)”.

(o) Clause (18) of the definition of the term “Permitted Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “$350,000,000” therein with “the greater of (a) $350,000,000, and (b) 21% of the Consolidated EBITDA of the Borrower for the most recently ended period of four fiscal quarters for which financial statements have been delivered pursuant to Section 5.01(a) or (b)”.

(p) The definition of the term “Total Dollar Revolving Credit Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Total Dollar Revolving Credit Commitment” means, at any time, the aggregate amount of Dollar Revolving Credit Commitments, as in effect at such time. The Total Dollar Revolving Credit Commitment as of the Amendment No. 5 Effective Date is $500,616,709.19.”

(q) The definition of the term “Total Multicurrency Revolving Credit Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Total Multicurrency Revolving Credit Commitment” means, at any time, the aggregate amount of Multicurrency Revolving Credit

Commitments, as in effect at such time. The Total Multicurrency Revolving Credit Commitment as of the Amendment No. 5 Effective Date is $99,383,290.82.”

(r) The definition of the term “Tranche E Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Tranche E Maturity Date” means May 30, 2025.

(s) The definition of the term “Tranche E Term Loan Commitments” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Tranche E Term Loan Commitments” means the New Tranche E Term Loan Commitments in an aggregate principal amount of $2,255,024,154.58 established pursuant to (and as defined in) Amendment No. 5.

(t) The definition of the term “Tranche E Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Tranche E Term Loans” means the Term Loans made by the Lenders to the Borrower pursuant to Sections 2(a) and (b) of Amendment No. 5.

(u) The definition of the term “Tranche F Term Loan Commitments” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Tranche F Term Loan Commitments” means the New Tranche F Term Loan Commitments in an aggregate principal amount of $3,577,740,539.00 established pursuant to (and as defined in) Amendment No. 5.

(v) The definition of the term “Tranche F Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Tranche F Term Loans” means the Term Loans made by the Lenders to the Borrower pursuant to Section 2(c) of Amendment No. 5.

(w) Section 2.08(a) of the Credit Agreement is hereby amended by restating clause (iii) in its entirety as follows:

The Borrower shall pay to the Agent, for the account of the Tranche E Term Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next preceding Business Day, a principal amount of the Tranche E Term Loans (as adjusted from time to time pursuant to Sections 2.08(c), 2.09(c), 2.10(h) and 2.24(d)) equal to the amount set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

DATE	SCHEDULED TRANCHE E TERM LOAN REPAYMENTS
June 30, 2018	$5,637,560.39
September 30, 2018	$5,637,560.39
December 31, 2018	$5,637,560.39
March 31, 2019	$5,637,560.39
June 30, 2019	$5,637,560.39
September 30, 2019	$5,637,560.39
December 31, 2019	$5,637,560.39
March 31, 2020	$5,637,560.39
June 30, 2020	$5,637,560.39
September 30, 2020	$5,637,560.39
December 31, 2020	$5,637,560.39
March 31, 2021	$5,637,560.39
June 30, 2021	$5,637,560.39
September 30, 2021	$5,637,560.39
December 31, 2021	$5,637,560.39
March 31, 2022	$5,637,560.39
June 30, 2022	$5,637,560.39
September 30, 2022	$5,637,560.39
December 31, 2022	$5,637,560.39
March 31, 2023	$5,637,560.39
June 30, 2023	$5,637,560.39
September 30, 2023	$5,637,560.39
December 31, 2023	$5,637,560.39
March 31, 2024	$5,637,560.39
June 30, 2024	$5,637,560.39
September 30, 2024	$5,637,560.39
December 31, 2024	$5,637,560.39
March 31, 2025	$5,637,560.39
Tranche E Maturity Date	Remainder

(x) Section 2.08(a) of the Credit Agreement is hereby amended by restating clause (iv) in its entirety as follows:

The Borrower shall pay to the Agent, for the account of the Tranche F Term Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next preceding Business Day, a principal amount of the Tranche F Term Loans (as adjusted from time to time pursuant to Sections 2.08(c), 2.09(c), 2.10(h) and 2.24(d)) equal to the amount set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

DATE	SCHEDULED TRANCHE F TERM LOAN REPAYMENTS
June 30, 2018	$8,944,351.35
September 30, 2018	$8,944,351.35
December 31, 2018	$8,944,351.35
March 31, 2019	$8,944,351.35
June 30, 2019	$8,944,351.35
September 30, 2019	$8,944,351.35
December 31, 2019	$8,944,351.35
March 31, 2020	$8,944,351.35
June 30, 2020	$8,944,351.35
September 30, 2020	$8,944,351.35
December 31, 2020	$8,944,351.35
March 31, 2021	$8,944,351.35
June 30, 2021	$8,944,351.35
September 30, 2021	$8,944,351.35
December 31, 2021	$8,944,351.35
March 31, 2022	$8,944,351.35
June 30, 2022	$8,944,351.35
September 30, 2022	$8,944,351.35
December 31, 2022	$8,944,351.35
March 31, 2023	$8,944,351.35
Tranche F Maturity Date	Remainder

(y) Section 2.09(d) of the Credit Agreement is hereby amended by replacing the words “prior to the date that is six months after the Amendment No. 4 Effective Date” therein with the words “prior to the date that is six months after the Amendment No. 5 Effective Date”.

(z) Section 2.24(c) of the Credit Agreement is hereby amended by replacing “4.25 to 1.00” in clause (iv) thereof with “5.00 to 1.00”.

(aa) Section 2.25 of the Credit Agreement is hereby amended by inserting the following clause (d):

(d) In connection with any Loan Modification Offer with respect to any Class of Revolving Credit Commitments, the Borrower may, concurrently with or at any time following the effectiveness of such Loan Modification Offer, elect to replace any Revolving Credit Lender of the Affected Class that does not become an Accepting Lender with respect to such Loan Modification Offer (any such Lender, a “Non-Accepting Lender”), provided that, concurrently with such replacement by the Borrower, (i) another bank or other entity which is reasonably satisfactory to the Borrower and the Agent shall agree, as of such date, to purchase for cash the Revolving Credit Commitments and Revolving Loans of the Affected Class held by such Non-Accepting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Accepting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 9.04, (ii) the replacement Lender shall become an Accepting Lender with respect to the applicable Loan Modification Offer and (iii) the Borrower shall pay to such Non-Accepting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Accepting Lender by the Borrower hereunder to and including the date of termination, including, without limitation, payments due to such Non-Accepting Lender under Sections 2.14 and 2.16, and (2) an amount, if any, equal to the payment which would have been due to such Non-Accepting Lender on the day of such replacement under Section 2.15 had the Loans of such Non-Accepting Lender been prepaid on such date rather than sold to the replacement Lender. Each Lender agrees that if the Agent or the Borrower, as the case may be, exercises its option hereunder, it shall promptly execute and deliver all agreements and documentation necessary to effectuate such assignment as set forth in Section 9.04. The Agent or the Borrower shall be entitled (but not obligated) to execute and deliver such agreement and documentation on behalf of such Non-Accepting Lender and any such agreement and/or documentation so executed by the Agent or the Borrower shall be effective for purposes of documenting an assignment pursuant to Section 9.04.

(bb) Section 5.09 of the Credit Agreement is hereby amended by deleting the phrase “(or, in the case of the Tranche F Term Loans, in Amendment No.1)”.

(cc) Section 6.02(c)(10) of the Credit Agreement is hereby amended by (i) replacing the words “the first anniversary of the Amendment No. 3 Effective

Date” in each instance they appear therein with the words “December 31, 2018” and (ii) replacing “6.50 to 1.00” therein with “6.75 to 1.00”.

(dd) Section 6.02 of the Credit Agreement is hereby amended by replacing “6.00 to 1.00” in clause (2) of the last paragraph thereof with “6.75 to 1.00”.

(ee) Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“SECTION 6.12. Business of Holdings. Holdings shall not engage in any business activities or have any material assets or liabilities other than its ownership of the Equity Interests of the Borrower and assets and liabilities incidental to its function as a holding company, including its liabilities hereunder, under the Senior Subordinated Notes Indentures and under any guaranty of Indebtedness permitted by Section 6.01, and pursuant to the Guarantee and Collateral Agreement and any other Loan Document or Senior Subordinated Notes Document.”

(ff) The Commitment Schedule to the Credit Agreement is hereby amended to read in its entirety in the form attached as Exhibit A hereto.

SECTION 6. Conditions Precedent to Effectiveness. The effectiveness of this Agreement, the obligations of the 2018 New Term Lenders to make the 2018 New Term Loans, the agreements of the Consenting Revolving Credit Lenders under Section 3 hereof, and the obligations of the Additional Revolving Credit Lenders to provide the Additional Revolving Credit Commitments shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “Amendment No. 5 Effective Date”):

(a) the Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (i) the Borrower, Holdings and the Subsidiaries of the Borrower party to the Credit Agreement on the date hereof, (ii) the Agent, (iii) the 2018 New Term Lenders, (iv) the Consenting Revolving Credit Lenders, (v) the Additional Revolving Credit Lenders and (vi) Lenders constituting the Required Lenders (immediately prior to giving effect to the making of the 2018 New Term Loans and the consummation of the Tranche E Refinancing and the Tranche F Refinancing);

(b) at the time of and immediately after giving effect to the Additional Revolving Credit Commitments and the making of the 2018 New Term Loans and the application of the proceeds thereof, each of the conditions set forth in Section 4.01(b) and Section 4.01(c) of the Credit Agreement shall be satisfied; provided that, for purposes of the condition set forth in Section 4.01(b), the words “Second Restatement Date” set forth in Section 3.13(a) of the Credit Agreement shall be deemed to be “Amendment No. 5 Effective Date” in each place they appear therein, the words “Second Restatement Transactions” in Section 3.13(a) of the

Credit Agreement shall be deemed to be “2018 Transactions” and the parenthetical in Section 3.13(a) of the Credit Agreement shall be disregarded;

(c) the Agent shall have received a certificate dated as of the Amendment No. 5 Effective Date and executed by a Financial Officer of the Borrower with respect to the conditions set forth in paragraph (b) above;

(d) the Agent shall have received a notice of borrowing with respect to each of (i) the New Tranche E Term Loans and (ii) the New Tranche F Term Loans in accordance with Section 2.03 and Section 2.26(a) of the Credit Agreement;

(e) the Agent shall have received a solvency certificate in form and substance reasonably satisfactory to the Agent to the effect that Holdings and its Subsidiaries, on a consolidated basis after giving effect to the 2018 Transactions, are solvent (within the meaning of Section 3.13 of the Credit Agreement, as modified in the same manner as set forth in clause (b) above);

(f) the Agent shall have received legal opinions, board resolutions and other closing certificates consistent with those delivered on the February 2018 Refinancing Facility Effective Date;

(g) the Agent shall have received, at least three Business Days prior to the Amendment No. 5 Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested by the Agent, any 2017 Refinancing Term Lender or any Additional Revolving Credit Lender at least five Business Days prior to the Amendment No. 5 Effective Date; and

(h) the Agent shall have received payment of all fees and reimbursement of all expenses separately agreed in writing by the Borrower and the arrangers of the 2018 New Term Loans or required by Section 9.03 of the Credit Agreement or by any other Loan Document to be reimbursed by the Borrower on the Amendment No. 5 Effective Date in connection with this Agreement and the transactions contemplated hereby to the extent invoiced at least one Business Day prior to the Amendment No. 5 Effective Date.

The Agent shall notify the Borrower and the Lenders of the Amendment No. 5 Effective Date, and such notice shall be conclusive and binding.

SECTION 7. Fees. On the Amendment No. 5 Effective Date, the Borrower shall pay to the Agent, (a) for the account of (i) each Tranche E Term Lender and Tranche F Term Lender under the Credit Agreement that (x) has agreed to exchange 100% of its Tranche E Term Loans or Tranche F Term Loans, as the case may be, for New Tranche E Term Loans or New Tranche F Term Loans, respectively, under the Amended Credit Agreement and (y) executes and irrevocably delivers a signature page to this Agreement to the Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on May 8, 2018 (the “Consent Time”), a fee in an amount equal to 0.10% of the aggregate principal amount of Tranche E Term Loans or Tranche F Term Loans, as applicable, of such Lender immediately prior to the Amendment No. 5 Effective Date, (ii) each Tranche G Term Lender that executes and irrevocably delivers a signature page to this Agreement to the Agent (or its counsel) at or prior to the Consent Time, a fee in an amount equal to 0.10% of the aggregate amount of such Lender’s Tranche G Term Loans immediately prior to the Amendment No. 5 Effective Date and (iii) each Consenting Revolving Credit Lender that executes and irrevocably delivers a signature page to this Agreement to the Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on May 15, 2018, a fee in an amount equal to 0.10% of the aggregate amount of such Lender’s Revolving Credit Commitments immediately prior to the Amendment No. 5 Effective Date (the fees payable under this clause (a), collectively, the “Amendment Fees”), (b) for the account of each Tranche E Incremental Term Lender, a fee (the “Tranche E Incremental Upfront Fees”) in an amount equal to 0.50% of the aggregate principal amount of the Tranche E Incremental Term Loans of such Lender on the Amendment No. 5 Effective Date (which fee may be payable in the form of original issue discount, at the option of the Agent) and (c) for the account of each Additional Revolving Credit Lender, a fee (the “Additional Revolving Credit Commitment Upfront Fees”) in an amount equal to 0.50% of the aggregate amount of the Additional Revolving Credit Commitments of such Lender on the Amendment No. 5 Effective Date. The Tranche E Incremental Upfront Fees, the Additional Revolving Credit Commitment Upfront Fees and the Amendment Fees shall be payable on the Amendment No. 5 Effective Date in immediately available funds and, once paid, shall not be refundable under any circumstances.

SECTION 8. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, Holdings and the Borrower represent and warrant to each of the Lenders (including the 2018 New Term Lenders and the Additional Revolving Credit Lenders) and the Agent that (a) this Agreement has been duly authorized, executed and delivered by Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, and this Agreement constitutes a legal, valid and binding obligation of Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, subject to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally and to general principles of equity; (b) after giving effect to this Agreement, the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment No. 5 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, (i) in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof and (ii) for purposes of the representation in Section 3.13(a) of the Credit Agreement, the words “Second Restatement Date” in each place set forth therein shall be deemed to be “Amendment No. 5 Effective Date”, the words “Second Restatement Transactions” shall be deemed to be “2018 Transactions” and the parenthetical in Section 3.13(a) of the Credit Agreement shall be disregarded; and (c) as of the Amendment No. 5 Effective Date, after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing or would reasonably be expected to result from the establishment of the Additional Revolving Credit Commitments or the borrowing of the 2018 New Term Loans and the use of the proceeds thereof.

SECTION 9. Certain Post-Effectiveness Collateral Obligations. The Borrower shall deliver to the Agent each of the documents, and take each of the actions, specified in Schedule II hereto.

SECTION 10. Effect of Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment No. 5 Effective Date, any reference to the Credit Agreement in any Loan Document, and the terms “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified hereby. This Agreement shall constitute a “Loan Document”, a “Refinancing Facility Agreement”, an “Incremental Term Loan Assumption Agreement” and an “Incremental Revolving Credit Assumption Agreement”, in each case for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION 11. Acknowledgement and Consent. Each Loan Party hereby acknowledges that it has read this Agreement and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Agreement, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; (b) its Guarantee of the Obligations, and the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as and to the extent provided in the Collateral Documents as originally executed, shall continue in full force and effect in respect of, and to secure, the Obligations (including the 2018 New Term Loans and the Additional Revolving Credit Commitments and the loans and other extensions of credit thereunder); and (c) all the representations and warranties made by or relating to it contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment No. 5 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof.

SECTION 12. Joint Lead Arrangers and Bookrunners. The joint lead arrangers and bookrunners listed on the cover page hereof shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such.

SECTION 13. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

SECTION 14. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Agreement to the same extent as if fully set forth herein.

SECTION 15. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

TRANSDIGM INC.
ACME AEROSPACE, INC.
ADAMS RITE AEROSPACE, INC.
AEROCONTROLEX GROUP, INC.
AEROSONIC LLC
AIRBORNE ACQUISITION, INC.
AIRBORNE GLOBAL, INC.
AIRBORNE HOLDINGS, INC.
AIRBORNE SYSTEMS NA INC.
AIRBORNE SYSTEMS NORTH AMERICA INC.
AIRBORNE SYSTEMS NORTH AMERICA OF CA INC.
AMSAFE GLOBAL HOLDINGS, INC.
AMSAFE, INC.
ARKWIN INDUSTRIES, INC.
AVIATION TECHNOLOGIES, INC.
AVIONIC INSTRUMENTS LLC
AVIONICS SPECIALTIES, INC.
AVTECHTYEE, INC. BETA TRANSFORMER TECHNOLOGY CORPORATION BETA TRANSFORMER TECHNOLOGY LLC
BREEZE EASTERN LLC
BRIDPORT HOLDINGS, INC.
BRIDPORT-AIR CARRIER, INC.
BRUCE AEROSPACE INC.
CDA INTERCORP LLC
CEF INDUSTRIES, LLC
CHAMPION AEROSPACE LLC DATA DEVICE CORPORATION
DUKES AEROSPACE, INC.
ELECTROMECH TECHNOLOGIES LLC
EXTANT COMPONENTS GROUP HOLDINGS, INC. EXTANT COMPONENTS GROUP INTERMEDIATE, INC.
HARCO LLC
HARTWELL CORPORATION ILC HOLDINGS, INC.
MARATHONNORCO AEROSPACE, INC.
MCKECHNIE AEROSPACE DE, INC.
MCKECHNIE AEROSPACE HOLDINGS, INC.
MCKECHNIE AEROSPACE US LLC
PEXCO AEROSPACE, INC.
JOHNSON LIVERPOOL LLC
INTERIORS IN FLIGHT LLC

[Signature page to Amendment No. 5]

NORTH HILLS SIGNAL PROCESSING CORP.
NORTH HILLS SIGNAL PROCESSING OVERSEAS CORP.
KIRKHILL INC.
PNEUDRAULICS, INC.
SCHNELLER LLC
SEMCO INSTRUMENTS, INC.
SHIELD RESTRAINT SYSTEMS, INC.
SKURKA AEROSPACE INC.
SYMETRICS INDUSTRIES, LLC
SYMETRICS TECHNOLOGY GROUP, LLC
TACTAIR FLUID CONTROLS, INC.
TEAC AEROSPACE HOLDINGS, INC.
TEAC AEROSPACE TECHNOLOGIES, INC.
TELAIR INTERNATIONAL LLC
TELAIR US LLC
TEXAS ROTRONICS, INC.
TRANSICOIL LLC
WHIPPANY ACTUATION SYSTEMS, LLC
YOUNG & FRANKLIN INC.

By: /s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

[Signature page to Amendment No. 5]

TRANSDIGM GROUP INCORPORATED

By: /s/ James L. Skulina
Name:	James L. Skulina
Title:	Executive Vice President and Interim Chief Financial Officer

AIRBORNE SYSTEMS NORTH AMERICA OF NJ INC.

By: /s/ Jonathan D. Crandall
Name:	Jonathan D. Crandall
Title:	Vice President and Treasurer

BRIDPORT ERIE AVIATION, INC.

By: /s/ Jonathan D. Crandall
Name:	Jonathan D. Crandall
Title:	Chairman of the Board and President

TRANSDIGM UK HOLDINGS, PLC

By: /s/ Jonathan D. Crandall
Name:	Jonathan D. Crandall
Title:	Director

[Signature page to Amendment No. 5]

CREDIT SUISSE AG, CAYMAN
ISLANDS BRANCH, as Tranche E
Refinancing Term Lender, Tranche E
Incremental Term Lender, New Tranche F
Term Lender, a Consenting Revolving
Credit Lender and as Agent

By: /s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

By: /s/ Komal Shah
Name: Komal Shah
Title: Authorized Signatory

[Signature page to Amendment No. 5]

CITIBANK, N.A., as Consenting Revolving Credit Lender

by	/s/ Justin Tichauer
	Name:	Justin Tichauer
	Title:	Managing Director

[Signature Page to Amendment No. 5]

JPMorgan Chase Bank, N.A., as Consenting Revolving Credit Lender

by	/s/ Brendan Korb
	Name:	Brendan Korb
	Title:	Vice President

[Signature Page to Amendment No. 5]

SIGNATURE PAGE TO AMENDMENT NO. 5, INCREMENTAL ASSUMPTION AGREEMENT AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

I. Election:

TERM LENDERS

☐	CONSENT TO AMENDMENT:

By checking this box, the undersigned Term Lender hereby consents to the Agreement.

REVOLVING CREDIT LENDERS

☑	CONSENT TO AMENDMENT AND TO EXTENSION OF REVOLVING CREDIT COMMITMENTS AND REVOLVING LOANS:

By checking this box, the undersigned Revolving Credit Lender hereby consents to the Agreement and, on the terms and subject to the conditions set forth in the Agreement, to the extension of the final maturity date with respect to all of its Revolving Credit Commitments and Revolving Loans.

II. Signature:

Name of Institution: Credit Agricole Corporate and Investment Bank

by	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

For any institution requiring a second signature line:

by	/s/ Mark Koneval
Name: Mark Koneval
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 5, INCREMENTAL ASSUMPTION AGREEMENT AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

I. Election:

TERM LENDERS

  ☐ CONSENT TO AMENDMENT:

By checking this box, the undersigned Term Lender hereby consents to the Agreement.

REVOLVING CREDIT LENDERS

☑	CONSENT TO AMENDMENT AND TO EXTENSION OF REVOLVING CREDIT COMMITMENTS AND REVOLVING LOANS:

By checking this box, the undersigned Revolving Credit Lender hereby consents to the Agreement and, on the terms and subject to the conditions set forth in the Agreement, to the extension of the final maturity date with respect to all of its Revolving Credit Commitments and Revolving Loans.

II. Signature:

Name of Institution: BARCLAYS BANK PLC

by	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 5, INCREMENTAL ASSUMPTION AGREEMENT AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

I. Election:

TERM LENDERS

☑	CONSENT TO AMENDMENT:

By checking this box, the undersigned Term Lender hereby consents to the Agreement.

REVOLVING CREDIT LENDERS

☑	CONSENT TO AMENDMENT AND TO EXTENSION OF REVOLVING CREDIT COMMITMENTS AND REVOLVING LOANS:

By checking this box, the undersigned Revolving Credit Lender hereby consents to the Agreement and, on the terms and subject to the conditions set forth in the Agreement, to the extension of the final maturity date with respect to all of its Revolving Credit Commitments and Revolving Loans.

II. Signature:

Name of Institution:             Citigroup Global Markets Inc.

by	/s/ Brian Reed
Name: Brian Reed
Title: Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 5, INCREMENTAL ASSUMPTION AGREEMENT AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

I. Election:

TERM LENDERS

☐	CONSENT TO AMENDMENT:

By checking this box, the undersigned Term Lender hereby consents to the Agreement.

REVOLVING CREDIT LENDERS

☒	CONSENT TO AMENDMENT AND TO EXTENSION OF REVOLVING CREDIT COMMITMENTS AND REVOLVING LOANS:

By checking this box, the undersigned Revolving Credit Lender hereby consents to the Agreement and, on the terms and subject to the conditions set forth in the Agreement, to the extension of the final maturity date with respect to all of its Revolving Credit Commitments and Revolving Loans.

II. Signature:

Name of Institution: Fifth Third Bank

by	/s/ Will Batchelor
Name: Will Batchelor
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 5, INCREMENTAL ASSUMPTION AGREEMENT AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

I. Election:

TERM LENDERS

☐	CONSENT TO AMENDMENT:

By checking this box, the undersigned Term Lender hereby consents to the Agreement.

REVOLVING CREDIT LENDERS

☒	CONSENT TO AMENDMENT AND TO EXTENSION OF REVOLVING CREDIT COMMITMENTS AND REVOLVING LOANS:

By checking this box, the undersigned Revolving Credit Lender hereby consents to the Agreement and, on the terms and subject to the conditions set forth in the Agreement, to the extension of the final maturity date with respect to all of its Revolving Credit Commitments and Revolving Loans.

II. Signature:

Name of Institution: PNC Bank, NA

by	/s/ Keven Larkin
Name: Keven Larkin
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 5, INCREMENTAL ASSUMPTION AGREEMENT AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

I. Election:

TERM LENDERS

☐	CONSENT TO AMENDMENT:

By checking this box, the undersigned Term Lender hereby consents to the Agreement.

REVOLVING CREDIT LENDERS

☒	CONSENT TO AMENDMENT AND TO EXTENSION OF REVOLVING CREDIT COMMITMENTS AND REVOLVING LOANS:

By checking this box, the undersigned Revolving Credit Lender hereby consents to the Agreement and, on the terms and subject to the conditions set forth in the Agreement, to the extension of the final maturity date with respect to all of its Revolving Credit Commitments and Revolving Loans.

II. Signature:

Name of Institution: GOLDMAN SACHS BANK USA

by	/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 5, INCREMENTAL ASSUMPTION AGREEMENT AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

I. Election:

TERM LENDERS

☐	CONSENT TO AMENDMENT:

By checking this box, the undersigned Term Lender hereby consents to the Agreement.

REVOLVING CREDIT LENDERS

☑	CONSENT TO AMENDMENT AND TO EXTENSION OF REVOLVING CREDIT COMMITMENTS AND REVOLVING LOANS:

By checking this box, the undersigned Revolving Credit Lender hereby consents to the Agreement and, on the terms and subject to the conditions set forth in the Agreement, to the extension of the final maturity date with respect to all of its Revolving Credit Commitments and Revolving Loans.

II. Signature:

Name of Institution:     HSBC Bank USA, N.A.

by	/s/ Andrew M. Horn
Name: Andrew M. Horn
Title: Director

For any institution requiring a second signature line:

by
Name:
Title:

INTERNAL

SIGNATURE PAGE TO AMENDMENT NO. 5, INCREMENTAL ASSUMPTION AGREEMENT AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

I. Election:

TERM LENDERS

☐	CONSENT TO AMENDMENT:

By checking this box, the undersigned Term Lender hereby consents to the Agreement.

REVOLVING CREDIT LENDERS

☒	CONSENT TO AMENDMENT AND TO EXTENSION OF REVOLVING CREDIT COMMITMENTS AND REVOLVING LOANS:

By checking this box, the undersigned Revolving Credit Lender hereby consents to the Agreement and, on the terms and subject to the conditions set forth in the Agreement, to the extension of the final maturity date with respect to all of its Revolving Credit Commitments and Revolving Loans.

II. Signature:

Name of Institution:     JP Morgan Chase Bank, N.A.

by	/s/ Brendan Korb
Name: Brendan Korb
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5, INCREMENTAL ASSUMPTION AGREEMENT AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

I. Election:

TERM LENDERS

☐	CONSENT TO AMENDMENT:

By checking this box, the undersigned Term Lender hereby consents to the Agreement.

REVOLVING CREDIT LENDERS

☑	CONSENT TO AMENDMENT AND TO EXTENSION OF REVOLVING CREDIT COMMITMENTS AND REVOLVING LOANS:

By checking this box, the undersigned Revolving Credit Lender hereby consents to the Agreement and, on the terms and subject to the conditions set forth in the Agreement, to the extension of the final maturity date with respect to all of its Revolving Credit Commitments and Revolving Loans.

II. Signature:

Name of Institution: ROYAL BANK OF CANADA

by	/s/ Richard Smith
Name: Richard Smith
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 5, INCREMENTAL ASSUMPTION AGREEMENT AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

I. Election:

TERM LENDERS

☐	CONSENT TO AMENDMENT:

By checking this box, the undersigned Term Lender hereby consents to the Agreement.

REVOLVING CREDIT LENDERS

☑	CONSENT TO AMENDMENT AND TO EXTENSION OF REVOLVING CREDIT COMMITMENTS AND REVOLVING LOANS:

By checking this box, the undersigned Revolving Credit Lender hereby consents to the Agreement and, on the terms and subject to the conditions set forth in the Agreement, to the extension of the final maturity date with respect to all of its Revolving Credit Commitments and Revolving Loans.

II. Signature:

Name of Institution: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by	/s/ John Toronto
Name: John Toronto
Title: Authorized Signatory

by	/s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 5, INCREMENTAL ASSUMPTION AGREEMENT AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

I. Election:

TERM LENDERS

☐	CONSENT TO AMENDMENT:

By checking this box, the undersigned Term Lender hereby consents to the Agreement.

REVOLVING CREDIT LENDERS

☒	CONSENT TO AMENDMENT AND TO EXTENSION OF REVOLVING CREDIT COMMITMENTS AND REVOLVING LOANS:

By checking this box, the undersigned Revolving Credit Lender hereby consents to the Agreement and, on the terms and subject to the conditions set forth in the Agreement, to the extension of the final maturity date with respect to all of its Revolving Credit Commitments and Revolving Loans.

II. Signature:

Name of Institution: MORGAN STANLEY BANK, N.A.

by	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 5, INCREMENTAL ASSUMPTION AGREEMENT AND REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

I. Election:

TERM LENDERS

☐	CONSENT TO AMENDMENT:

By checking this box, the undersigned Term Lender hereby consents to the Agreement.

REVOLVING CREDIT LENDERS

☒	CONSENT TO AMENDMENT AND TO EXTENSION OF REVOLVING CREDIT COMMITMENTS AND REVOLVING LOANS:

By checking this box, the undersigned Revolving Credit Lender hereby consents to the Agreement and, on the terms and subject to the conditions set forth in the Agreement, to the extension of the final maturity date with respect to all of its Revolving Credit Commitments and Revolving Loans.

II. Signature:

Name of Institution: MORGAN STANLEY SENIOR FUNDING, INC.

by	/s/ Michael King
Name: Michael King
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[LENDER SIGNATURE PAGE PROVIDED SEPARATELY]

[Signature Page to Amendment No. 5, Incremental Assumption Agreement and Refinancing Facility Agreement]

SCHEDULE I

2018 New Term Loans

Lender	Tranche E Refinancing Term Loan Commitment	Tranche E Incremental Term Loan Commitment	New Tranche F Term Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$1,322,016,369.26	$933,007,785.32	$3,577,740,539.00
TOTAL	$1,322,016,369.26	$933,007,785.32	$3,577,740,539.00

Additional Revolving Credit Commitments

Lender	Additional Dollar Revolving Credit Commitment	Additional Multicurrency Revolving Credit Commitment
Citibank, N.A.	$15,425,660.00	$4,574,340.00
JPMorgan Chase Bank, N.A.	$23,138,490.00	$6,861,510.00
TOTAL	$38,564,150.00	$11,435,850.00

SCHEDULE II

Post Amendment No. 5 Effective Date Obligations

Within 90 days after the Amendment No. 5 Effective Date (or such later date that the Agent in its reasonable discretion may permit), with respect to the below described Mortgaged Properties, the Agent shall have received (i) an amendment to the applicable Existing Mortgage in form and substance reasonably satisfactory to the Agent, (ii) evidence that a counterpart of such amendment to the Existing Mortgage has been recorded (or delivered to the appropriate Title Insurance Company subject to arrangements reasonably satisfactory to the Agent for recording promptly thereafter in the place necessary to create a valid and enforceable first priority Lien in favor of the Agent for the benefit of itself and the Secured Parties), (iii) a “date-down” and modification endorsement to the existing Title Insurance Policy (or a new Title Insurance Policy if such endorsements are not available in a jurisdiction where an Existing Mortgage has been recorded), which shall amend the description therein of the insured Existing Mortgage to include the amendment of the Existing Mortgage, and otherwise be in form and substance reasonably satisfactory to the Agent, (iv) a favorable opinion of counsel in the state in which such parcels of real property are located with respect to the enforceability of said amendment of the Existing Mortgage and such other opinions as Agent shall reasonably request, all in form and substance and from counsel reasonably satisfactory to the Agent and (v) such other information, documentation, and certifications (including evidence of flood insurance as may be required by applicable law) as may be reasonably required by the Agent, in each case with respect to the following Mortgaged Properties:

a.	320 S. Church Street, Addison, IL 60101-3750
b.	1230 Old Norris Road, Liberty, SC 29657
c.	6019 Powdermill Road, Franklin Twp., Kent, OH 44240-7109
d.	8575 Helms Avenue, Rancho Cucamonga, CA 91730
e.	2405 S. 3rd Ave., Union Gap, WA 98903
f.	40 Orville Drive and 105 Wilbur Place, Bohemia, NY 11716
g.	300 East Cypress Street, Brea, CA 92821

For the avoidance of doubt, delivery of the foregoing information, documentation and certifications shall satisfy any comparable obligations under any prior Loan Document to the extent such information, documentation and certifications also relate to the Obligations with respect to which such comparable obligations are owed.

Exhibit A

Revolving Credit Commitments

Lender	Non-Extended Dollar Revolving Credit Commitment	Non-Extended Multicurrency Revolving Credit Commitment	Extended Dollar Revolving Credit Commitment	Extended Multicurrency Revolving Credit Commitment
Credit Suisse AG, Cayman Islands Branch	-	-	$53,104,220.00	$16,395,780.00
Barclays Bank PLC	-	-	$48,564,150.00	$11,435,850.00
Morgan Stanley Bank, N.A.	-	-	$22,376,100.00	$7,623,900.00
Morgan Stanley Senior Funding Inc.	-	-	$26,188,050.00	$3,811,950.00
Royal Bank of Canada	-	-	$48,564,150.00	$11,435,850.00
Crédit Agricole Corporate and Investment Bank	-	-	$52,376,100.00	$7,623,900.00
HSBC Bank USA, National Association	-	-	$44,834,800.00	$10,165,200.00
Goldman Sachs Bank USA	-	-	$60,000,000.00	-
Citibank, N.A.	-	-	$46,535,660.00	$13,464,340.00
PNC Bank, N.A.	-	-	$26,374,023.00	$6,353,250.00
Fifth Third Bank	-	-	$22,919,100.70	$2,105,880.41
JPMorgan Chase Bank, N.A.	-	-	$48,780,355.49	$8,967,390.41
Total	$0.00	$0.00	$500,616,709.19	$99,383,290.82